UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CORNERSTONE CORE PROPERTIES REIT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Cornerstone Core Properties REIT, Inc.
1920 Main Street, Suite 400

Irvine, CA  92614

March 14, 2008

Dear Stockholder:

We cordially invite you to attend the 2008 annual meeting of stockholders of Cornerstone Core Properties REIT, Inc., a Maryland Corporation, to be held on Wednesday, May 7, 2008, at 10:00 a.m. local time at our corporate offices located at 1920 Main Street, Suite 400 in Irvine, California.

At the Meeting, we will ask our stockholders to:

(1)                  elect four directors to hold office for one year terms expiring in 2009 or when their successors are duly elected and qualify; and

(2)                  transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

The attached proxy statement contains details of the proposals to be voted on at the meeting and other important matters. We encourage you to read the proxy statement carefully.

Thank you for your support of Cornerstone Core Properties REIT.

Sincerely,

Terry G. Roussel

President and Chief Executive Officer

CORNERSTONE CORE PROPERTIES REIT, INC.

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

To be held May 7, 2008

TIME AND DATE:	10:00 a.m. local time on Wednesday, May 7, 2008.

PLACE:	Our Executive Offices, 1920 Main Street, Suite 400, Irvine, California 92614.

ITEMS OF BUSINESS:	(1) To elect four individuals to serve on the Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

(2) To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

RECORD DATE:	You can vote if you are a stockholder of record as of the close of business on March 7, 2008.

ANNUAL REPORT:	Our 2007 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

PROXY VOTING:

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy as soon as possible.  You may submit your proxy for the Annual Meeting by completing, signing, dating and returning the proxy card sent to you in the preaddressed envelope provided or by using the telephone or the Internet.

By Order of the Board of Directors,

Alfred J. Pizzurro
Secretary

March 14, 2008
Irvine, California

CORNERSTONE CORE PROPERTIES REIT, INC.

1920 Main Street, Suite 400

Irvine, California  92614

PROXY STATEMENT

2008 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 7, 2008

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Cornerstone Core Properties REIT, Inc. (“Cornerstone Core Properties REIT,” “we,” or “us”), a Maryland corporation, of proxies for use at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 7, 2008, at 10:00 a.m. local time at our executive offices, 1920 Main Street, Suite 400, Irvine, California  92614 and at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of 2008 Annual Meeting.

This Proxy Statement, form of proxy and voting instructions are first being mailed or given to stockholders on or about April 1, 2008.

Annual Report

Our Annual Report to stockholders for the year ended December 31, 2007, including a copy of our Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission (the “SEC”), is being mailed together with this Proxy Statement to each of our stockholders of record at the close of business on March 7, 2008.  Alternatively, our Annual Report on Form 10-K may be accessed on-line through our website at www.crefunds.com or through the SEC’s website at www.sec.gov.  In addition, you may request a copy of our Annual Report by writing or telephoning us at: 1920 Main Street, Suite 400, Irvine, California  92614, telephone (877) 805-3333.

Stockholders Entitled to Vote

Holders of our common stock at the close of business on March 7, 2008 (the “Record Date”) are entitled to receive this notice and to vote their shares at the Annual Meeting.  As of the Record Date, there were approximately 11.0 million shares of our common stock outstanding.  Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

HOW TO VOTE IF YOU ARE A STOCKHOLDER OF RECORD

Your vote is important. You can save the expense of a second mailing by voting promptly.

Simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided.  Alternatively, you may vote via telephone or internet by following the instructions below. Voting by proxy will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

All proxies that have been properly authorized and not revoked will be voted at the Annual Meeting.  If you submit a proxy but do not indicate any voting instructions, the shares represented by that proxy will be voted FOR the election of each of the four nominees named herein and, if any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted in the discretion of the holders of the proxy.

Required Vote

Each share of common stock outstanding on the Record Date is entitled to one vote on all matters coming before the Annual Meeting.  If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well.  The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum.  A stockholder may withhold his or her vote in the election of directors or abstain with respect to each other item submitted for stockholder approval.  Withheld votes and abstentions will be counted as present and entitled to vote for purposes of determining the existence of a quorum.  Withheld votes in the election of directors and abstentions in all other items submitted for stockholder approval will not be counted as votes cast.

A broker that holds shares in “street name” generally has the authority to exercise its discretion and vote on routine items such as election of directors when it has not received instructions from the beneficial owner.  A broker that holds shares in “street name” does not have the authority to vote on certain non-routine items when it has not received instructions from the beneficial owner.  Votes that are not cast on a non-routine matter by a broker who returns a properly executed proxy are known as “broker non-votes.”  If the broker returns a properly executed proxy, the shares are counted as present for quorum purposes.

If a stockholder or broker returns a properly executed proxy, but does not vote, abstain, withhold or otherwise provide specific instruction with respect to a proposal and does not cross out the proposal, the proxy will be voted “FOR” the election of each of the four nominees named herein and in the proxy holder’s discretion with respect to any other matter that may come before the Annual Meeting or any adjournments or postponements thereof.

A majority of the votes represented in person or by proxy at the Annual Meeting is required for the election of directors.  Withheld votes will have the effect of a vote against each nominee for director.

Proxy Authorization By Telephone or Internet

Stockholders of record who live in the United States may authorize proxies by following the “Vote by Phone” instructions accompanying this proxy statement.  Stockholders of record with Internet access may also authorize proxies by following the “Vote by Internet” instructions accompanying this proxy statement.  The telephone and Internet voting proxy authorization are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded.

Please refer to the enclosed instructions.  If you choose not to authorize a proxy by telephone or by Internet, please complete, sign and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

Voting on Other Matters

Our Board of Directors does not presently intend to bring any business before the Annual Meeting other than the proposals discussed in this Proxy Statement and specified in the Notice of the Annual Meeting.  If other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you.  As of the date of this Proxy Statement, we did not know of any other matters to be raised at the Annual Meeting.

Revocation of Proxies

You can revoke your proxy at any time before it is voted by:

•                  providing written notice of such revocation to the Secretary of Cornerstone Core Properties REIT, Inc.;

•                  signing and submitting a new proxy card with a later date;

•                  authorizing a new proxy by telephone or Internet (your latest telephone or Internet proxy is counted); or

•                  attending and voting your shares in person at the Annual Meeting.  Attending the Annual Meeting will not revoke your proxy unless you specifically request it.

Proxy Solicitation

The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or in person.  As the date of the meeting approaches, if we have not received sufficient proxies, stockholders may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc.  For these services, we will pay fees that are anticipated to be between $9,000 and $12,000. However, the exact cost will depend on the amount and types of services rendered.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock.  Our officers and regular employees of our advisor or its affiliates may also solicit proxies, but they will not be specifically compensated for these services.  The costs of proxy solicitation will be borne by us.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of five members, three of whom (Paul Danchik, Dan L. Johnson and Lee Powell Stedman) have been determined by the Board of Directors to be “independent” as that term is defined under our Charter, the NASDAQ rules and the rules of the SEC.  The Board of Directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2009 Annual Meeting of Stockholders: Terry Roussel, Paul Danchik, Daniel L. Johnson and Lee Powell Stedman.  Each nominee currently serves as a director and, if reelected as a director, will continue in office until his successor has been elected and qualified, or until his earlier death, resignation or retirement.  The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the four nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees.  On March 18, 2008, Joseph Holland, one of our current directors, notified us that he does not intend to stand for reelection to the Board.  Mr. Holland’s resignation is not the result of any disagreement with us, and he has indicated that he intends to remain on the Board until the remaining directors are able to identify and nominate a suitable successor.  We do not expect to name a nominee to fill the vacancy created by Mr. Holland’s resignation prior to this year’s annual meeting of stockholders.

We expect each nominee for election as a director to be able to serve if elected.  If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” NOMINEES TO BE ELECTED AS DIRECTORS

The principal occupation and certain other information about the nominees are set forth below.

Terry G. Roussel is one of the founding stockholders of the Cornerstone-related entities that commenced operations in 1989. Mr. Roussel has been our President and Chief Executive Officer and a director since 2004 and is the promoter of us by initiating the founding and organizing of our business.  Mr. Roussel is the Chief Executive Officer and a Director of Cornerstone Realty Advisors, LLC, our Advisor.  Mr. Roussel is also the President, Chief Executive Officer, a Director and the majority shareholder of Cornerstone Ventures, Inc., an affiliate of our advisor. Mr. Roussel is the President, Chief Executive Officer and a director of Cornerstone Growth & Income REIT, Inc. and President and Chief Executive Officer of Cornerstone Leveraged Realty Advisors, LLC.  Mr. Roussel is also a principal and the majority shareholder of Pacific Cornerstone Capital, Inc., the dealer-manager for our offering of securities.  Under Mr. Roussel’s direction, Cornerstone and its affiliates formed ten separate real estate investment funds and joint ventures.  In 1993, Cornerstone and its affiliates became managing joint venture partner with Koll Capital Markets Group, Inc., a wholly owned subsidiary of Koll Management Services, Inc. (now owned by CB Richard Ellis).

As managing partner of the above-described funds and joint ventures, Cornerstone and its affiliates were responsible for the acquisition, operation, leasing, and disposition of all jointly owned properties between Cornerstone and Koll.  In connection with acquiring properties for the account of these joint ventures, Mr. Roussel personally supervised the acquisition of each property, initiated and directed the business plan for each property, and arranged debt and equity financing for the acquisition of each property.

In 1985, Mr. Roussel started the Special Investments Group, a new division within Bank of America’s Capital Markets Group which provided real estate investment opportunities to the bank’s wealthiest private banking clients.  Between 1980 and 1985, Mr. Roussel was employed by Bateman Eichler, Hill Richards, Inc., a regional securities firm headquartered in Los Angeles, California.  In this capacity, Mr. Roussel was promoted to First Vice President and Manager of the partnership finance department where he was responsible for the due diligence and marketing of all publicly registered real estate funds offered by the firm.

Mr. Roussel graduated with honors from California State University at Fullerton in 1976 with a B.A. in Business Administration with a concentration in Accounting.  Subsequent to graduation, Mr. Roussel joined the accounting firm of Arthur Andersen & Co. as an auditor and later transferred to the tax department of Arthur Young & Co., the predecessor firm to Ernst & Young. Mr. Roussel became a Certified Public Accountant in 1979.

Paul Danchik retired in 2003 as Senior Vice President of Warner Media Services, a division of Time Warner Inc.  Mr. Danchik was a member of the Executive Management Team of Warner Media Services and was responsible for their Consumer Products Business unit. Mr. Danchik began his career with Ivy Hill Packaging in 1973 which was acquired by Time Warner, Inc. in 1989.  Mr. Danchik also serves as a consultant to Acres of Love, a non-profit organization currently operating thirteen homes licensed in the Republic of South Africa for care of abandoned children living with or affected by HIV/AIDS.  Mr. Danchik also serves as interim Executive Administrator of the Life Church in Mission Viejo, California.  Mr. Danchik earned a Bachelor of Science Degree in Business Administration from the University of LaVerne.

Daniel L. Johnson is a founder and since 2003 has been the Senior Vice President of Sales for InfoSpan, Inc., a developer and operator of customer interaction centers for United States based corporations with operations in Latin America.  From 2000 to 2003, Mr. Johnson was the President of Rutilus Software, Inc. a developer of disk-based storage software.  Prior to 2000, Mr. Johnson spent fourteen years with Toshiba America where he was Vice President of OEM Sales. In this capacity he was responsible for worldwide sales for products within his Division of Toshiba America.  Mr. Johnson holds a Bachelor’s degree from Southern Illinois University.

Lee Powell Stedman is the founder and Chief Executive Officer of Realty Development Advisors, LLC (“RDA”) which he formed in 1996.  RDA is a full service commercial real estate company specializing in development, leasing and real estate consulting.  Since 1995, Mr. Stedman has been involved in the development, financing and leasing of twenty-two commercial properties in five states.  Prior thereto, Mr. Stedman was employed in the real estate acquisition department of a real estate firm and was Manager, REO/ Commercial Sales Specialist for the Resolution Trust Corporation.  Mr. Stedman received his Bachelor of Science Degree from the University of Minnesota.

Independence

As required by our charter, a majority of the members of our Board of Directors must qualify as “independent” as defined by our charter affirmatively determined by the Board.  The Board consults with our legal counsel to ensure that the Board’s determinations are consistent with applicable securities and other laws and regulations and our charter regarding the definition of “independent.”

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and Cornerstone Core Properties REIT, our senior management and our independent registered public accounting firm, the Board has determined that the majority of our Board is comprised of independent directors.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2007, the Board met six times and took action by unanimous written consent six times.  Each of our directors attended at least 75% of the total number of meetings of the Board during 2007.  In addition, each director attended at least 75% of meetings of the committees on which he served during 2007.  We encourage our directors to attend our annual meetings of stockholders and all of our directors were present telephonically or in person at our 2007 annual meeting of stockholders.  Our entire Board considers all major decisions concerning our business, including any property acquisitions.  However, our Board has established committees so that certain functions can be addressed in more depth than may be possible at a full Board meeting.  The Board of Directors has established four permanent committees: the Audit Committee, the Independent Directors Committee, the Compensation Committee and the Investment Committee.

We have determined that we are better served by generally having the full Board review nominating matters.  Therefore, we have no nominating committee; however, pursuant to our charter, our independent directors are responsible for nominating all replacements for vacancies resulting from the departure of independent directors.  The full Board participates in the consideration of all other director nominees.  Specifically, the Board identifies nominees by first evaluating the current members of the Board willing to continue in service.  Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination.  If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Board identifies the desired skills and experience of a new nominee, if the Board determines that it is appropriate to replace the retiring member.  The Board believes that potential directors should possess sound judgment, understanding of the business issues affecting us, integrity and the highest personal and professional ethics.  In searching for potential Board nominees, the Board (or the independent directors, if the nomination is for a vacant independent director position) seeks directors who have a range of business, management and civic experience appropriate for the Board to discharge its responsibilities.  In the case of both incumbent and new directors, the Board seeks persons who are able to devote significant time and effort to Board and Board committee responsibilities.  The Board will consider recommendation made by stockholders for director nominees who meet the criteria set forth above.  In order to be considered for nomination, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials.  See “Stockholder Proposals” below.

Audit Committee

The audit committee has a charter and selects the independent public accountants to audit our annual financial statements, reviews the plans and results of the audit engagement with the independent public accountants, approves the audit and non-audit services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls.  Joseph Holland, Paul Danchik, Dan Johnson and Lee Stedman are all members of the audit committee. We do not have an audit committee financial expert. Because we are not exchange listed, we are not required to have one.  The Audit Committee charter is attached hereto as Appendix A.

Independent Directors Committee

In order to reduce or eliminate certain potential conflicts of interest, a majority of our independent directors, that is, the directors who are not affiliated with our advisor, approves all transactions between us and our advisor or its affiliates.  Our independent directors are authorized to retain their own legal and financial advisors at our expense and are empowered to act on any matter permitted under Maryland law provided that a majority of our independent directors first determine that the matter at issue is such that the exercise of independent judgment by our advisor could reasonably be compromised.  Any conflict-of-interest matters that cannot be delegated to a committee under Maryland law must be acted upon by both the board of directors and a majority of our independent directors.  Paul Danchik, Dan Johnson and Lee Stedman are all members of the Independent Directors Committee.

Compensation Committee

Our compensation committee has a charter and discharges the board’s responsibilities relating to compensation of our executives.  The compensation committee administers the granting of stock options to our advisor, selected employees of our advisor and its directors, officers and affiliates based upon recommendations from our advisor and set the terms and conditions of such options in accordance with our Employee and Director Incentive Stock Plan, which we describe further below.  Our compensation committee also has authority to amend the Employee and Director Incentive Stock Plan or create other incentive compensation and equity-based plans.  Paul Danchik, Dan Johnson and Lee Stedman are all members of the Compensation Committee.  The Compensation Committee charter is attached as Appendix B.

Investment Committee

Our investment committee’s basic responsibility is to review the real estate investments proposed to be made by us, including investments in real estate through joint ventures, and to confirm that the real estate investments selected by our management are consistent with the investment limitations set forth in our charter and consistent with our acquisition policies, our primary investment focus, property selection criteria and conditions to closing. Our investment committee must consist of at least three directors, a majority of whom are “independent directors” as defined in our charter. The current members of the investment committee are all of the members of our board.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our Board of Directors.  Such parties can contact the Board by mail at: Chairperson of the Cornerstone Core Properties REIT, Inc., Audit Committee, 1920 Main Street, Suite 400, Irvine, CA  92614.  The Chairman of the Audit Committee will receive all communications made by this means.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics that is applicable to all members of our Board of Directors and our executive officers.  The Code of Business Conduct and Ethics can be accessed through our website: www.crefunds.com.  If, in the future, we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

Directors’ Compensation

If a director is also one of our executive officers, we do not pay any compensation for services rendered as a director. The amount and form of compensation payable to our independent directors for their service to us is determined by our board of directors, based upon recommendations from our Advisor.  Our chief executive officer, Mr. Roussel, manages and controls our Advisor, and through the Advisor, he is involved in recommending and setting the compensation to be paid to our independent directors.

We have provided below certain information regarding compensation paid to our directors during fiscal year 2007.

Name	Fees Earned or Paid in Cash ($)
Terry Roussel (1)	$—
Paul Danchik	25,250
Dan Johnson	25,000
Lee Stedman	26,000
Joseph Holland	15,250

(1)     Directors who are also our executive officers do not receive compensation for services rendered as a director.

We pay each of our directors who are not employees of our advisor or its affiliates for attending board and committee meetings as follows:

•                  $3,000 per regularly scheduled board meeting attended in person or by teleconference;

•                  $1,000 per regularly scheduled committee meeting attended in person or by teleconference ($1,500 for the audit committee chairperson and $1,250 for other committee chairpersons); and

•                  $750 per special board meeting attended, whether held in person or by teleconference.

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors and committees.

In addition, we issue stock options to the directors pursuant to our Employee and Director Incentive Stock Plan.  We expect to issue options to purchase 5,000 shares of common stock to each director who is not an employee of our advisor or its affiliates and who is then in office on the date of each annual stockholders’ meeting.  We may not grant options at any time when the issuance of the stock underlying the grant, when combined with those issuable upon exercise of outstanding options granted to our advisor, directors, officers or any of their affiliates, would exceed 10% of our outstanding shares.

Executive Officers

In addition to Terry Roussel, as of March 7, 2008, the following individuals currently serve as our executive officers:

Sharon C. Kaiser joined Cornerstone in July 2005 as our Chief Financial Officer and in August 2005, she became the Chief Financial Officer of our advisor. Ms. Kaiser is responsible for our finance and accounting, MIS, human resources and administrative functions.  Ms. Kaiser is also Chief Financial Officer of Cornerstone Growth & Income REIT, inc. and Cornerstone Leverages Realty Advisors, LLC, positions she has held since October 2006 and December 2006, respectively.

Prior to joining Cornerstone, Ms. Kaiser was Director of Financial Operations for Westfield America, Inc., an owner, manager and developer of regional shopping centers and the American subsidiary of one of the largest listed retail REITs in the world. From 1999 to 2002, Ms. Kaiser served as Chief Financial Officer of The StayWell Company, a subsidiary of Vivendi Universal, and from 1995 to 1999, she served as Chief Financial Officer and Senior Vice President of HemaCare Corporation, a publicly-traded biomedical company.  Her responsibilities included financial accounting and reporting, information technology, investor relations and human resources, as well as strategic planning and acquisition due diligence and integration.

Before joining HemaCare Corporation, Ms. Kaiser served as the Chief Financial Officer of a publicly-traded (AMEX) REIT sponsored by The Koll Company.  She started her career with Arthur Andersen and Co., leaving as a senior manager.

Ms. Kaiser holds a Bachelor of Science degree in Business Administration from the University of Southern California and has been a Certified Public Accountant since 1981.

Dominic J. Petrucci has been our Chief Operating Officer since 2004 and is also the Chief Operating Officer of our advisor and Cornerstone Ventures, Inc.  Mr. Petrucci is responsible for overseeing all our operations.  Mrs. Petrucci has also been the Chief Operating Officer of Cornerstone Growth & Income REIT, Inc. since October 2006.

Prior to joining Cornerstone Ventures in 2002, Mr. Petrucci served since 1998 as Division President of Koll Development Company.  In this capacity he managed the commercial real estate development activities for a 2.8 million square foot portfolio. Mr. Petrucci’s responsibilities included business development, divisional oversight of operations and administration, and participation on Koll Development Company’s Executive Committee and Investment Committee.

Mr. Petrucci was a Vice President for Kitchell Development Company and Kitchell Corporation from 1996 to 1998. As Vice President for Kitchell Development Company, he oversaw Kitchell’s real estate development operations throughout the western United States. As Vice President — Finance for Kitchell Corporation, Mr. Petrucci provided total financial oversight of their domestic and international construction activities and managed the property management, financial services, human resources, and risk management departments for Kitchell ($300 million annual revenues).

From 1990 until early 1996, Mr. Petrucci worked with the Koll organization in various capacities. He was Chief Financial Officer and Corporate Secretary for Koll Construction, Vice President — Finance for Koll International, and Group Controller for Koll Development. In his capacities with Kitchell and Koll, Mr. Petrucci was involved in the origination and restructuring of nearly $1 billion in debt and equity investments in addition to participation in the marketing and selling of nearly $300 million of property.

Mr. Petrucci began his career in the real estate group at KPMG Peat Marwick in Los Angeles where he earned a Certified Public Accountant designation.  Mr. Petrucci earned his Bachelor of Science degree in Commerce, with an accounting major from Rider University in Lawrenceville, New Jersey.

Robert C. Peterson has been our Chief Investment Officer since 2004 and is also the Chief Investment Officer and a Director of our advisor. Mrs. Peterson has also been the Chief Investment Officer of Cornerstone Growth & Income REIT, Inc. and Cornerstone Leveraged Property Advisors, LLC since December 2006. Mr. Peterson was previously Executive Vice President of Acquisitions and Dispositions for Koll Bren Schreiber Realty Advisors (“KBS”).  KBS is one of the largest institutional real estate fund managers in the United States. KBS has acquired over $5 billion of commercial real estate on behalf of many of the largest private and public institutional investors in the United States.  In his capacity, Mr. Peterson was the individual responsible for identifying, underwriting, acquiring and disposing of real estate opportunities in the western half of the United States for KBS.  Mr. Peterson was with KBS since its inception in 1992 until 2003.

From 1990 to 1992, he was an officer of Koll Management Services, Inc. (“Koll”), one of the largest managers and operators of commercial real estate in the United States.  Mr. Peterson was instrumental in the formation of both the first joint venture between Koll and Cornerstone in 1993 and the second joint venture between Koll and Cornerstone in 1995.

Mr. Peterson has 24 years of real estate investment experience, including a diverse background in acquisitions, financing, and leasing through previous affiliations with Koll Management Services, Meyer Real Estate Advisors, VMS Realty, Inc. and Peat Marwick in Chicago.

Mr. Peterson earned a Certified Public Accountant (CPA) designation and is a Certified Commercial Investment Member (CCIM), Certified Property Manager (CPM) and a licensed Real Estate Broker in the state of California.  Mr. Peterson also holds a Bachelor’s Degree in Accounting from the University of Illinois.

Alfred J. Pizzurro has been our Senior Vice President and Secretary since 2004. Mr. Pizzurro is also a Senior Vice President and Director of our advisor and a Senior Vice President, a Director and a principal of Cornerstone Ventures, Inc. and Pacific Cornerstone Capital, Inc., the dealer manager for this offering.  Mr. Pizzurro has been Senior Vice President and Secretary of Cornerstone Growth & Income REIT, Inc. since December 2006.  Mr. Pizzurro joined Cornerstone Ventures, Inc. in April 1998 and has been the individual primarily responsible for Cornerstone Venture’s marketing and new business development activities since that time.

Between 1993 and 1998, Mr. Pizzurro was responsible for business development both domestically and internationally for The Joseph Company, a research and development company.  From 1986 to 1992, he was the Director of Marketing for a regional real estate company. Mr. Pizzurro served as a helicopter pilot in the United States Marine Corps between 1979 and 1986 where he attained the rank of Captain.

Mr. Pizzurro received his Bachelor of Science Degree in Communications from Clarion University in 1978.

Executive Compensation

Our named executive officers, including Mr. Roussel, our Chief Executive Officer, do not receive compensation directly from us for services rendered to us.  Our executive officers are employees of Cornerstone Realty Advisors LLC, our advisor, and its affiliates.   These executive officers are compensated by our advisor and/or its affiliates.  A description of the fees that we pay to our advisor and other affiliates is found in the “Certain Transactions” section below.

Employee and Director Incentive Award Plan

We adopted our Employee and Director Incentive Stock Plan to:

•                  provide incentives to individuals who are granted stock awards because of their ability to improve our operations and increase profits;

•                  encourage selected persons to accept or continue employment with us or with our advisor or its affiliates; and

•                  increase the interest of directors in our success through their participation in the growth in value of our stock.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of the options under all of our existing equity compensation plans as of December 31, 2007:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders	60,000	$8.00	See footnote (1)

Equity compensation plans not approved by security holders	—	—	—
Total	60,000	$8.00	See footnote (1)

(1)          Our Employee and Director Incentive Stock Plan was approved by our security holders and provides that the total number of shares issuable under the plan is equal to ten percent (10%) of our outstanding common stock.  The maximum number of shares that may be granted under the plan with respect to “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code is 5,000,000.  As of March 7, 2008, there were 11,039,484 shares of our common stock issued and outstanding.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee served as an officer or employee of us or any of our subsidiaries during the fiscal year ended December 31, 2007 or formerly served as an officer of us or any of our subsidiaries.  In addition, during the fiscal year ended December 31, 2007, none of our executive officers served as a member of a Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

 Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each director, officer and individual beneficially owning more than 10% of a registered security of us to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of us with the SEC.   Based solely upon our review of copies of these reports filed with the SEC and written representations furnished to us by our officers and directors, we believe that all of the persons subject to the Section 16(a) reporting requirements filed the required reports on a timely basis with respect to fiscal year 2007, except for Messrs. Danchik, Holland, Johnson and Stedman each of whom were issued options to purchase 5,000 shares of our common stock pursuant to our Employee and Director Incentive Stock Plan on August 8, 2007. The directors were unaware at the time of their obligation to report, and did not report, the issuances of such options on Forms 4 and 5 for fiscal year 2007. Upon becoming aware of the obligation to report the option issuances, we believe that all of the issuances of options have now been reported on Form 4 reports filed on March 18, 2008.

OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of March 7, 2008, regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, each of our named executive officers, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 11,039,484 shares of common stock outstanding as of March 7, 2008.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class
Terry G. Roussel	125	*
Sharon Kaiser	—	—
Dominic J. Petrucci	—	—
Robert C. Peterson	—	—
Alfred J. Pizzurro	—	—
Paul Danchik(2)	15,000	*
Joseph H. Holland(2)	15,000	*
Daniel L. Johnson(2)	15,000	*
Lee Powell Stedman(2)	15,000	*
All current directors and executive officers as a group (9 persons)	60,125	*

*      Less than 1%.

(1)   Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group that may be exercised within 60 days following March 7, 2008.  Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.  None of the securities listed are pledged as security.

(2)   Consists of shares of common stock underlying options that are immediately exercisable.

AUDIT COMMITTEE REPORT

The Audit Committee reviews our financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of our results.  The Audit Committee has discussed significant accounting policies applied by us in our financial statements, as well as alternative treatments.  Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

In addition, the Audit Committee has discussed with the independent registered public accounting firm its independence from us and our management, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).  The Audit Committee also has considered whether the independent registered public accounting firm’s provision of non-audit services to us is compatible with its independence.  The Audit Committee has concluded that the independent registered public accounting firm is independent from us and our management.

The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for its audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, the evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the SEC.  The Audit Committee has selected our independent registered public accounting firm.  The following directors, who constitute the Audit Committee, provide the foregoing report.

AUDIT COMMITTEE:

Joseph Holland
Paul Danchik
Dan Johnson
Lee Stedman

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Independent Registered Public Accounting Firm

BDO Seidman, LLP, our prior independent registered public accounting firm, was dismissed on January 16, 2006.  We were formed on October 22, 2004.  The reports of BDO Seidman, LLP on our financial statements since inception did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.  During the period from our inception through such dismissal, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.  During the same period, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On January 16, 2006, we engaged Deloitte & Touche, LLP as our new independent registered public accounting firm.  The decision to change accountants was recommended by our audit committee and approved by our board of directors.

During the period from our inception through the date of our engagement of Deloitte & Touche, LLP, we did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Deloitte & Touche LLP has served as our independent registered public accounting firm since January 16, 2006.  Our management believes that they are knowledgeable about our operations and accounting practices and are well qualified to act as our independent auditor.

One or more representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting.  They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

Deloitte and Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”),  has served as our independent registered public accounting firm from January 16, 2006 and has audited our financial statements for the years ended December 31, 2006, 2005 and 2004.

The following table lists the fees for services rendered by the independent registered public accounting firms for 2007 and 2006:

Services	2007	2006
Audit Fees (1)	$245,000	$92,000
Audit-Related Fees (2)	116,000	42,000
Tax Fees (3)	34,500	—
All Other Fees	—	—
Total	$394,500	$134,000

(1)          Audit fees billed in 2007 and 2006 consisted of the audit of our annual financial statements, reviews of our quarterly financial statements, consents and other services related to filings with the SEC.  These amounts include fees paid by our advisor and its affiliates for costs in connections with our initial public offering that are not included within our consolidated financial statements, as they are subject to the accounting policy described under Organizational and Offering Costs in the notes to the consolidated financial statements included in our annual report.

(2)          Audit-related fees billed in 2007 and 2006 consisted of statutory and regulatory audits and financial accounting and reporting consultations.

(3)          Tax services billed in 2007 and 2006 consisted of tax compliance and tax planning and advice.

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and the rules and regulations of the SEC which are approved by the Audit Committee prior to the completion of the audit.

CERTAIN TRANSACTIONS

We will incur substantial fees and expenses in our organization and offering stage, our acquisition and operating stage and our property disposition stage.  In most cases, these fees and expenses will be paid to our advisor or its affiliates, including our dealer manager for our initial public offering.

All of the membership interests in our advisor, Cornerstone Realty Advisors, LLC, are owned by Cornerstone Industrial Properties, LLC, which also serves as the managing member of our advisor.  Cornerstone Ventures, Inc. is the managing member of Cornerstone Industrial Properties, LLC. Terry G. Roussel, our Chairman, Chief Executive Officer and President, is the Chief Executive Officer and a Director of our advisor, as well as the President, Chief Executive Officer, a Director and the majority shareholder of Cornerstone Ventures, Inc.  Mr. Roussel is also a principal and the majority shareholder of Pacific Cornerstone Capital, Inc., the dealer-manager for our initial public offering.  Alfred J. Pizzurro, our Senior Vice President and Secretary is also a shareholder of Pacific Cornerstone Capital, Inc. and Cornerstone Ventures, Inc.  We will pay fees to our advisor for services provided to us pursuant to an advisory agreement and will pay fees and commissions to Pacific Cornerstone Capital, Inc. the dealer-manager for our initial public offering pursuant to a Dealer Manager Agreement.  The fees that we will pay to our advisory and dealer manager are summarized below.

Offering Stage

•                  Sales commissions (payable to our dealer manager) up to 7% of gross offering proceeds from our primary offering, some or all of which may be re-allowed to participating brokers.

•                  Dealer manager fees (payable to our dealer manager) up to 3% of gross offering proceeds from our primary offering, some or all of which may be re-allowed to participating brokers.

•                  Reimbursements to our advisor or its affiliates for organization and offering expenses (including bona fide due diligence expenses) expected to average between 2% and 3% of gross offering proceeds from our initial public offering, but which could be as much as 3.5%.

•                  During the fiscal year ended December 31, 2007, we incurred approximately $4.3 million in sales commissions and dealer manager fees, a substantial portion of which was reallowed by our dealer manager to third party broker-dealers.

•                  During the year ended December 31, 2007, the advisor and its affiliates incurred on our behalf organizational and offering costs totaling approximately $0.9 million.

Acquisition and Operating Stage

•                  Property acquisition fees (payable to our advisor or its affiliates) equal to 2% of gross offering proceeds from our primary offering.

•                  Reimbursement of acquisition expenses to our advisor and its affiliates.

•                  Monthly asset management fees (payable to our advisor) equal to one-twelfth of 1% of the book values of our assets invested, directly or indirectly, in real estate before non-cash reserves, plus direct and indirect costs and expenses incurred by our advisor in providing asset management services.

•                  Reimbursement of operating expenses including our advisor’s direct and indirect cost of providing administrative services.

•                  During the fiscal year ended December 31, 2007, our advisor earned approximately $0.9 million of acquisition fees from us and did not incur any acquisition expenses on our behalf.

•                  During the year ended December 31, 2007, our advisor earned approximately $707,000 in asset management fees.

•                  For the year ended December 31, 2007 we reimbursed our advisor for approximately $517,000 of operating expenses.

Listing/ Liquidation Stage

•                  Property disposition fees (payable to our advisor or its affiliates), if our advisor or its affiliates perform substantial services in connection with property sales, up to 3% of the price of the properties sold.

•                  After stockholders have received cumulative distributions equal to $8 per share (less any returns of capital) plus cumulative, non-compounded annual returns on net invested capital, our advisor will be paid a subordinated participation in net sale proceeds ranging from a low of 5% of net sales proceeds, provided investors have earned annualized returns of 6%, to a high of 15% of net sales proceeds, if investors have earned annualized returns of 10% or more.

•                  Upon termination of the advisory agreement, our advisor will receive the subordinated performance fee due upon termination. This fee ranges from a low of 5% of the amount by which the sum of the appraised value of our assets minus our liabilities on the date the advisory agreement is terminated plus total dividends (other than stock dividends) paid prior to termination of the advisory agreement exceeds the amount of invested capital plus annualized returns of 6%, to a high of 15% of the amount by which the sum of the appraised value of our assets minus our liabilities plus all prior dividends (other than stock dividends) exceeds the amount of invested capital plus annualized returns of 10% or more.

•                  In the event we list our stock for trading, our advisor will receive a subordinated incentive listing fee instead of a subordinated participation in net sales proceeds. This fee ranges from a low of 5% of the amount by which the market value of our common stock plus all prior dividends (other than stock dividends) exceeds the amount of invested capital plus annualized returns of 6%, to a high of 15% of the amount by which the sum of the market value of our stock plus all prior dividends (other than stock dividends) exceeds the amount of invested capital plus annualized returns of 10% or more.

•                  During the year ended December 31, 2007 we did not pay any property disposition fees, subordinated participation in net sales proceeds, subordinated termination fees due upon termination, or subordinated incentive listing fees to our advisor or its affiliates.

ADDITIONAL INFORMATION

Stockholder Proposals

Rules of the SEC require that any proposal by a stockholder for consideration at the 2009 Annual Meeting of Stockholders must be received by us no later than December 2, 2008, if any such proposal is to be eligible for inclusion in our proxy materials for our 2009 Annual Meeting. Under such rules, we are not required to include stockholder proposals in our proxy materials unless certain other conditions specified in such rules are met.

In addition, nominations by stockholders of candidates for director or proposals of other business by stockholders must be submitted in accordance with our Bylaws.  Our Bylaws currently provide that, in order for a stockholder to bring any business or nominations before the Annual Meeting of Stockholders, certain conditions set forth in Section 2.12 of our Bylaws must be complied with, including, but not limited to, delivery of notice, not less than 120 days nor more than 150 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting.  Accordingly, under our current Bylaws, a stockholder nomination or proposal intended to be considered at the 2009 Annual Meeting of Stockholders must be received by us no earlier than November 2, 2008 and not later than December 2, 2008.  Our Secretary will provide a copy of our Bylaws upon written request and without charge.

We have adopted a process for stockholders to send communications to our Board.  A description of the manner in which stockholders can send such communications appears above under “Communication with Directors”.

OTHER MATTERS

We are not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS,

Terry G. Roussel
President and Chief Executive Officer

APPENDIX A

CORNERSTONE CORE PROPERTIES REIT, INC.

CHARTER FOR THE

AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Organization

This Charter governs the operations of the Audit Committee of Cornerstone Core Properties REIT, Inc., a Maryland corporation (the “Company”).  The Audit Committee shall review and reassess the Charter at least annually.  The Audit Committee shall consist of at least three Directors, a majority of whom are Independent Directors, and are appointed by the Board of Directors.  Independent Director means a Director who is not, and within the last two (2) years has not been, directly or indirectly associated with the Cornerstone Realty Advisors, LLC (the “Advisor”) by virtue of (i) ownership of an interest in the Advisor or its affiliates, (ii) employment by the Advisor or its affiliates, (iii) service as an officer or director of the Advisor or its affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director or trustee of more than three (3) real estate investment trusts advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Advisor or any of its affiliates.  An indirect relationship shall include circumstances in which a Director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law are or have been associated with the Advisor, any of its affiliates or the Company.  A business or professional relationship is considered material if the gross revenue derived by the Director from the Advisor and affiliates exceeds five percent (5%) of either the Director’s annual gross revenue during either of the last two (2) years or the Director’s net worth on a fair market value basis.  Such independence policy does not preclude a Director’s role as an investor in any private or public fund sponsored by or affiliated with Cornerstone Ventures, Inc. At any meeting of the Audit Committee, a majority of the total number of members of the Audit Committee shall constitute a quorum.  All Audit Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Audit Committee, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholder and investment community, oversee the financial reporting process, the systems of internal accounting and financial controls, the performance and independence of the independent auditors, the annual independent audit of the Company’s financial statements, the performance and legal compliance of escrow holders selected by management and the Board of Directors, and the legal compliance and ethics programs established by management and the Board of Directors.  In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the committee, independent auditors, and management of the Company.  In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to retain outside counsel, or other experts for this purpose at the expense of the Company.

Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors and report results of their activities to the Board of Directors.  Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements.  The Audit Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting and sound business risk practices and ethical behavior.  It is not the duty of the Audit Committee to plan or conduct the audits or to determine that the Company’s financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities.  The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate and they should remain flexible in order to best react to growth, changing conditions and circumstances.

(1)                        The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, as representatives of the Company’s stockholders.  The Audit Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors.  Annually, the Audit Committee shall review and recommend to the Board of Directors the selection of the Company’s independent auditors, subject to stockholder approval.  Also, the Audit Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs, including the Company’s Code of Conduct.  Further, the Audit Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations and will provide sufficient opportunity for the independent auditors to meet privately with the members of the Audit Committee.

(2)                        The Audit Committee shall discuss with the independent auditors the overall scope and plans for their respective audits and approve the fees to be paid for such audits.  Such discussion should include inquiry as to the “peer review” processes of the audit firm and any disciplinary action, litigation or other matters which would affect the auditor’s ability to issue their opinion or affect their independence.

(3)                        The Audit Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q.  Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.  The chairperson of the Audit Committee may represent the entire Audit Committee for the purposes of this review.

(4)                        Also, the Audit Committee shall discuss with management, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.  The Audit Committee shall discuss with management and the auditors the three, four, or five “critical accounting policies” that have the greatest effect on the Company’s financial posture and review the activity in the Company’s reserves and other areas of the financial statements with management and the auditors.

(5)                        The Audit Committee shall review the impact on the interim financial statements of significant events, transactions, reports or inquiries received from regulators or governmental agencies for their impact on the financial statements.  The Audit Committee shall review with management applicable industry developments and the Company’s competitive position and strategy.

(6)                        The Audit Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), as well as the auditor’s judgment about the quality, not just acceptability, of the Company’s accounting principles as applied in its financial reporting.  The review shall also include the reasonableness of significant judgments made in the preparation of the financial statements, as well as the clarity of financial statement disclosures.  In addition, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

(7)                        The Audit Committee shall review with management and the independent auditors the management letter provided by the auditors, especially comments which require recommended changes or improvements in the Company’s accounting and reporting procedures or internal controls, and the Company’s response to that letter.

(8)                        The Audit Committee may conduct investigations into any matters within its scope of responsibility.

(9)                        The Audit Committee shall develop a meeting planner to make sure that the Audit Committee meets its responsibilities outlined in this Charter.

(10)     The Audit Committee shall annually obtain written representations from management regarding its responsibility for the integrity of the internal control and financial reporting systems and processes, and its beliefs about the quality of controls and financial reports.

APPENDIX B

CORNERSTONE CORE PROPERTIES REIT, INC.

CHARTER FOR THE

COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

Organization

This Charter governs the operations of the Compensation Committee of Cornerstone Core Properties REIT, Inc., a Maryland corporation (the “Company”).  The Compensation Committee shall review and reassess the Charter at least annually.  The Compensation Committee shall consist of at least two Directors appointed by the Board of Directors, each of whom will be an “independent director” as defined in applicable guidelines or listing requirements, a “non-employee director” within the meaning of Rule 16b-3 issued by the Securities and Exchange Commission (“SEC”), and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended. Each appointed Committee member will be subject to annual reconfirmation and may be removed by the Board of Directors (the “Board”) at any time.

Statement of Policy

The Compensation Committee’s basic responsibility is to review the performance and development of Company management in achieving corporate goals and objectives and to assure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company, competitive practice, and the requirements of the appropriate regulatory bodies.  Toward that end, the Committee will oversee, review and administer all compensation, equity and employee benefit plans and programs.

Responsibilities and Processes

In carrying out its purpose, the Compensation Committee will have the following responsibilities and duties:

1.                                     Review annually and approve the Company’s compensation strategy to ensure that employees of the Company are rewarded appropriately for their contributions to company growth and profitability.

2.                                     Review annually and approve corporate goals and objectives relevant to executive compensation and evaluate performance in light of those goals.

3.                                     Approve all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s officers.

4.                                     Review and recommend compensation for non-employee members of the Board, including but not limited to the following elements: retainer, meeting fees, committee fees, committee chair fees, equity or stock compensation, benefits and perquisites.

5.                                     With sole and exclusive authority, make and approve stock option grants and other discretionary awards under the Company’s stock option or other equity incentive plans to all persons who are Board members or officers.

6.                                     Grant stock options and other discretionary awards under the Company’s stock option or other equity incentive plans to all other eligible individuals. The Committee may delegate to one or more corporate officers designated by the Committee the authority to make grants to eligible individuals (other than any such corporate officer) who are not officers, provided that the Committee shall have fixed the price (or a formula for determining the price) and the vesting schedule for such grants, approved the form of documentation evidencing such grants, and

B-1

determined the appropriate number of shares or the basis for determining such number of shares by position, compensation level or category of personnel. Any corporate officer(s) to whom such authority is delegated shall regularly report to the Committee the grants so made. Any such delegation may be revoked at any time by the Committee.

7.                                     Amend the provisions of the Company’s stock option or other equity incentive plans, to the extent authorized by the Board, and make recommendations to the Board with respect to incentive compensation and equity-based plans.

8.                                     Approve for submission to the stockholders stock option or other equity incentive plans or amendments thereto to the extent required by applicable rules of the SEC and applicable stock exchange or quotation system, if applicable.

9.                                     Oversee and periodically review the operation of all of the Company’s employee benefit plans. Responsibility for day-today administration, including the preparation and filing of all government reports and the preparation and delivery of all required employee materials and communications, will be performed by company personnel.

10.                               Ensure that the annual incentive compensation plan is administered in a manner consistent with the Company’s compensation strategy and the terms of such plan, including but not limited to the following: participation, target annual incentive awards, corporate financial goals, actual awards paid to officers, total funds reserved for payment under the plan, and potential qualification under IRS Code Section 162(m).

11.                               Review matters related to management performance, compensation and succession planning and executive development for executive staff.

12.                               Approve separation packages and severance benefits for officers to the extent that the packages are outside the ordinary plan limits.

13.                               Have full access to the Company’s executives and personnel as necessary to carry out its responsibilities.

14.         Obtain such data or other resources as it deems necessary to perform its duties, including but not limited to obtaining external consultant reports or published salary surveys, and engaging independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company’s officers and other key employees.

15.                               Have responsibility for the review and approval of all reports and summaries of compensation policies and decisions as may be appropriate for operational purposes or as may be required under applicable law.

16.                               Review the Compensation Committee Charter from time to time and recommend any changes to the Board.

17.                               Report to the Board on the major items covered at each Compensation Committee meeting.

Notwithstanding the foregoing, any action of the Compensation Committee, other than the grant of stock options or other discretionary awards under the Company’s stock option or other equity incentive plans, may be subject to Board review and may be revised, modified or rescinded by the Board.

B-2

CORNERSTONE CORE PROPERTIES REIT, INC.
ANNUAL MEETING OF SHAREHOLDERS—MAY 7, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Cornerstone Core Properties REIT, Inc., a Maryland corporation (the “Company”), hereby appoints Terry G. Roussel and Sharon C. Kaiser and each of them the proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Stockholders of the Company to be held at 1920 Main Street, Suite 400, Irvine, California on May 7, 2008, and at any adjournment or adjournments thereof, with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the proxy statement for the meeting and instructs the proxies to vote as directed on the reverse side.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THERE ARE THREE WAYS TO VOTE YOUR PROXY

TELEPHONE VOTING	INTERNET VOTING	VOTING BY MAIL

On a touch tone telephone, call TOLL FREE 1-866-540-5761, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the recorded instructions. Available until 5:00 p.m. Eastern Daylight Time on May 6, 2008.

Visit the Internet voting Web site at http://www.proxyvoting.com/crefunds. Have this proxy card ready and follow the instructions on your screen. Available until 5:00 p.m. Eastern Daylight Time on May 6, 2008.

Simply mark, sign and date your proxy card and return it in the postage-paid envelope. If you are voting by telephone or the Internet, please do not mail your proxy card.

The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast “FOR all nominees listed” in Proposal 1 and in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” for all nominees listed in Proposal 1.

☒   Please mark votes as in this example.

1.	Election of Directors.

	Nominees:	Paul Danchik, Daniel L. Johnson Terry G. Roussel Lee Powell Stedman	FOR all nominees listed ☐	FOR all nominees listed EXCEPT those whose names are written in the space provided ☐	WITHHOLD AUTHORITY for all nominees listed ☐

Instructions:
To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below:

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, trustee or guardian, please give your full title and documentation appointing you as the authorized signer.

Date:	, 2008
Signature

Date:	, 2008
Signature if held jointly

Required only if notice has been given to the Secretary of the Company that the signature of a single joint tenant or tenant in common owner is not sufficient to bind all owners.